                                                                  EXHIBIT 10(v)
                                   PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (the "Agreement") is entered into this ______ day of August, 1997 by and between LOOPER, REED, MARK & McGRAW INCORPORATED, a Texas corporation (the "Looper Reed"), and COMPUTERIZED THERMAL IMAGING, INC., a Nevada corporation ("CTI").

                                 W I T N E S S E T H:

     WHEREAS, CTI and Looper Reed have entered into that certain engagement agreement dated February 28, 1995 (the "Engagement Agreement") wherein Looper Reed was hired to provide various legal services to CTI under the terms and conditions of the Engagement Agreement; and

     WHEREAS, CTI has an outstanding account balance ("Account Balance") under the terms of the Engagement Agreement representing unpaid fees, expenses and accrued interest; and

     WHEREAS, CTI has requested that Looper Reed continue to provide ongoing legal services to CTI; and

     WHEREAS, CTI is the record owner of thirty million four hundred fifty thousand (30,450,000) shares of common stock of THERMAL MEDICAL IMAGING, INC., a Nevada corporation ("TMI"), and owns or claims rights in intellectual property relating to certain thermal imaging technology; and

     WHEREAS, CTI intends to pledge such property as security for the payment of all present and future indebtedness evidenced in the Account Balance.

     NOW, THEREFORE, for and in consideration of the mutual premises and covenants herein contained, the parties agree as follows:

     1. SCOPE. The purpose of the security interest granted hereby is to secure the payment of any and all indebtedness and liabilities of CTI to Looper Reed arising out of or relating to the Engagement Letter or the performance of legal services or as evidenced in the Account Balance, whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and any and all modifications, renewals, rearrangements, and extensions thereof (all of which are hereinafter sometimes referred to collectively as the "Obligations" and individually as an "Obligation").

     2. SECURITY INTEREST. CTI hereby grants, transfers, assigns and conveys to Looper Reed a sole first priority security interest in all of the right, title and interest of CTI in and to the following types (or items) of property now owned or hereafter acquired by CTI, and all ascensions and substitutions therefor, and all products and proceeds thereof:

          (a) SECURITIES. Thirty million four hundred fifty thousand (30,450,000) shares of common stock, $.001 par value, in TMI (the "Securities"), together with all instruments and general intangibles related thereto and all benefits attributable or accruing to the Securities, including, but not limited to, all monies, income, proceeds, stock rights, options, rights to subscribe, dividends, liquidating dividends, stock dividends, dividends paid in stock, new security or other properties or benefits to which the Debtor is or may hereafter become entitled to receive on account of said property. CTI shall retain all voting rights relating to the Securities unless otherwise provided.

          (b) INTELLECTUAL PROPERTY. All intellectual property, including, without limitation, inventions, discoveries, improvements, creations, trade secrets, know-how, patents, applications for patents, FDA pre-market approvals (#3023197 and FDA #K897191 register #21CFR884.2980(a)), licensing rights, research data, copyrights, trademarks and other proprietary information, arising out of or relating to (i) the CTI System, or any component thereof, or (ii) the thermal imaging technology, and any rights relating thereto, which is owned by, claimed by or accruing to CTI.

          (c) COLLATERAL. The term "Collateral" shall mean and include all of the foregoing property, as well as, any accessions, additions and attachments thereto and the proceeds and products thereof, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper and insurance proceeds payable because of loss or damage, certificates of deposit, or other property, benefits or rights arising therefrom, arising from or relating to any of the property described herein or other proceeds of any sale or other disposition of such property.

          (d) REQUIRED DOCUMENTATION. CTI agrees to execute such stock powers, endorse such instruments, or execute such additional collateral agreements or assignments, security agreements, pledge agreements, financing agreements or other documents as may be requested by Looper Reed in order to effectively grant Looper Reed the security interest in the Collateral. CTI shall execute, contemporaneously with the execution of this Agreement, the following documents: (i) an Irrevocable Stock Power, executed in blank, attached as EXHIBIT A, to be used to effect any transfer of the Securities as provided for hereunder, (ii) financing statements, attached as EXHIBIT B, and
(iii) a Board of Directors resolution, attached as EXHIBIT C, confirming authorization for the transaction.

     3.   GENERAL COVENANTS

          (a) The security interest granted hereby shall in no way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of any of the Obligations secured hereby, nor by want of presentment, notice, protest, suit or indulgence upon any of such Obligations, nor shall any release of, or failure to perfect the security interest or lien in, any security for or of any of the parties liable for the payment of any of the Obligations secured hereby in any manner affect or impair CTI's obligations hereunder; the same shall continue in full force and effect in accordance with the terms hereof until all of the Obligations have been fully paid;

          (b) Any and all securities and other properties heretofore, now or hereafter delivered to Looper Reed to secure payment and/or performance of the Obligations shall be held and construed to be a part of the Collateral hereunder to the same extent as fully described herein;

          (c) Looper Reed shall have the power to endorse and is hereby appointed CTI's agent and attorney in fact for the purpose of endorsing, in the name of CTI, any instrument or documents constituting Collateral or which may be received in payment of or on account of the Collateral, and CTI shall furnish to Looper Reed such stock powers and other instruments as may be required by Looper Reed to assure the transferability of the Collateral when and as often as may be reasonably requested by Looper Reed;

          (d) CTI agrees that in the event of a default Looper Reed may, in its sole discretion, surrender for payment, and obtain payment of, any portion of the Collateral, whether such have matured or the exercise of Looper Reed's rights results in loss of interest or principal, and even though there may be a substantial interest penalty for early withdrawal, and in connection therewith, cause payment to be made directly to Looper Reed;

     4.   WARRANTIES AND COVENANTS OF CTI

     CTI hereby represents, warrants, covenants and agrees that:

          (a) CTI is the owner of the Collateral free of any adverse claim, lien, security interest, encumbrance or restriction on transfer of any type;

          (b) CTI will not sell, offer to sell, assign, pledge, hypothecate, encumber or otherwise transfer the Collateral or any interest therein without the prior written consent of Looper Reed;

          (c) CTI will keep the Collateral free from any and all adverse liens, security interests and encumbrances;

          (d) CTI will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein other than Looper Reed;

          (e) CTI agrees to pay Looper Reed all expenses and expenditures, including reasonable attorneys' fees and legal expenses, incurred or paid by Looper Reed in exercising or protecting its interests, rights and remedies under this Agreement. CTI additionally agrees to pay interest on such amounts on the same terms as set forth in the Engagement Letter;

          (f) All Securities and certificates representing the Securities are genuine, duly and validly authorized, issued, and outstanding, fully paid, and nonassessable, and all the Collateral is hereby duly and validly pledged and hypothecated to Looper Reed in accordance with applicable law;

          (g) The Collateral is not subject to any interest, option, or right of any third person, and is in compliance with applicable law concerning form, content, manner of preparation and execution, and CTI granting interests in the Collateral acquired and hold the Collateral in compliance with all applicable laws and regulations;

          (h) CTI agrees to notify Looper Reed of any change in the location or status of the Collateral;

          (i) This Agreement is legal, valid, and binding, and enforceable against CTI and the Collateral in accordance with its terms.

     5. ADDITIONAL PROVISIONS REGARDING SECURITIES. The following provisions shall apply to the Securities included within the Collateral:

          (a) As to the Securities (including securities hereafter acquired that are part of the Collateral), CTI further represents and warrants (as of the time of delivery of same to Looper Reed) as follows: (a) such securities are genuine, validly issued and outstanding, fully paid and nonassessable, and are not issued in violation of the preemptive rights of any person or of any agreement by which the issuer or obligor thereof or CTI is bound; (b) such securities are not subject to any interest, option or right of any third person;
(c) such securities are in compliance with applicable law concerning form, content, and manner of preparation and execution; and (d) CTI acquired and holds the securities in compliance with all applicable laws and regulations.

          (b) Any and all payments, dividends, other distributions (including stock redemption proceeds), or other securities in respect of or in exchange for the Collateral, whether by way of dividends, stock dividends, recapitalizations, mergers, consolidations, stock splits, combinations or exchanges of shares or otherwise, received by CTI shall be held by CTI in trust for Looper Reed and CTI shall immediately deliver same to Looper Reed to be held as part of the Collateral.

          (c) Looper Reed shall have the right at any time and from time to time (whether before or after default) to notify and direct the issuer or obligor to make all payments, dividends, and distributions regarding the Collateral directly to Looper Reed. Looper Reed shall have the authority to demand of the issuer or obligor, and to receive and receipt for, any and all payments, dividends, and other distributions payable in respect thereof, regardless of the medium in which paid and whether they are ordinary or extraordinary. Each issuer and obligor making payment to Looper Reed hereunder shall be fully protected in relying on the written statement of Looper Reed that it then holds a security interest which entitles it to receive such payment, and the receipt by Looper Reed for such payment shall be full acquittance therefor to the one making such payment.

          (d) Upon Default, or if Looper Reed deems itself insecure, Looper Reed shall have the right, at its sole discretion, to transfer to or register in its name or the name of its nominee, the Securities hereby pledged, or any part thereof, and to thereafter exercise all voting rights with respect to such Securities so transferred and to receive the proceeds, payments, moneys, income or benefits attributable or accruing thereto and to hold the same as security for the Obligations hereby secured, or at Looper Reed's election, to apply such amounts to the Obligations, whether or not then due, in such order as Looper Reed may elect, or, Looper Reed has the right, at its option, without transferring such securities or property to its nominee, to exercise all voting rights with respect to the securities pledged hereunder and vote all or any part of such securities at any regular or special meeting of shareholders, and the undersigned does hereby name, constitute and appoint as a proxy of the undersigned Donald R. Looper of Looper Reed, in the undersigned's name, place and stead to vote any and all such securities, as said proxy may elect, for and in the name, place and stead of the undersigned, such proxy to be irrevocable and deemed coupled with an interest.

          (e) Looper Reed shall never be liable for its failure to give notice to CTI of default in the payment of or upon the Collateral. Looper Reed shall have no duty to fix or preserve rights against prior parties to the Collateral and shall never be liable for its failure to use diligence to collect any amount payable in respect to the Collateral, but shall be liable only to account to CTI for what it may actually collect or receive thereon. Without limiting the foregoing, it is specifically understood and agreed that Looper Reed shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral or for informing CTI with respect to any of such matters (irrespective of whether Looper Reed actually has, or may be deemed to have, knowledge thereof). The foregoing provisions of this paragraph shall be fully applicable to all Securities or similar property held in pledge hereunder, irrespective of whether Looper Reed may have exercised any right to have such Securities or similar property registered in its name or in the name of a nominee.

          (f) CTI hereby agrees to cooperate fully with Looper Reed in order to permit Looper Reed to sell, at foreclosure or other private sale, the Collateral pledged hereunder. Specifically, CTI agrees to fully comply with the securities laws of the United States and of any relevant state jurisdiction and to take such action as may be necessary to permit Looper Reed to sell or otherwise transfer the securities pledged hereunder in compliance with such laws. Without limiting the foregoing, CTI, at its own expense, upon request by Looper Reed, agrees to effect and obtain such registrations, filings, statements, rulings, consents and other matters as Looper Reed may request.

          (g) CTI hereby makes, constitutes, and appoints Looper Reed or its nominee, as its true and lawful attorney in fact and in its name, place and stead, and on its behalf, and for its use and benefit to complete, execute and file with the United States Securities and Exchange Commission one or more notices of proposed sale of securities pursuant to Rule 144 under the Securities Act of 1933 and/or any similar filings or notices with any applicable state agencies or other parties, and said attorney in fact shall have full power and authority to do, take and perform all and every act and thing whatsoever requisite, proper or necessary to be done, in the exercise of the rights and powers herein granted, as fully to all intents and purposes as CTI might or could do if personally present. This power shall be irrevocable and deemed coupled with an interest. The rights, powers and authority of said attorney in fact herein granted shall commence and be in full force and effect from the date of this Agreement, and such rights, powers and authority shall remain in full force and effect, and this power of attorney shall not be rescinded, revoked, terminated, amended or otherwise modified, until all Obligations have been fully satisfied.

          (h) The Securities Act of 1933, as amended, and other laws or regulations may provide legal restrictions or limitations affecting Looper Reed in any attempts to dispose of certain portions of the Collateral and/or enforce its rights and remedies hereunder. For these reasons Looper Reed is hereby authorized by CTI, but not obligated, in the event of any default hereunder, to sell all or any part of the Collateral at private sale, subject to investment letter or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. Looper Reed is also hereby authorized by CTI, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as Looper Reed may deem appropriate in the event of a sale or disposition of any of the Collateral. CTI clearly understands that Looper Reed may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if same were registered and sold in the open market, and CTI agrees that such private sales shall constitute a commercially reasonable method of disposing of the Collateral.

     6.   EVENTS OF DEFAULT

     Default under this Pledge Agreement shall occur upon the happening of any of the following events or conditions ("Defaults" or "Events of Default"):

          (a) Failure to make payments to Looper Reed based on the following schedule:

               (i) Full payment of the Account Balance as of August 30, 1997 (estimated to be in excess of $260,000.00, plus accrued interest) by September 15, 1997; or

               (ii) After August 30, 1997, failure to pay any invoices presented by Looper Reed to CTI, pursuant to the Engagement Agreement, which evidence the Account Balance and are not paid within sixty (60) days of receipt.

          (b) Any deterioration or impairment of the Collateral or any part thereof or any decline or depreciation in the market price thereof (whether actual or reasonably anticipated) which, in the reasonable judgment of Looper Reed, causes the Collateral to become unsatisfactory as to value or character and which is not replaced by other suitable collateral within ten (10) days after CTI's receipt of written notice from Looper Reed of such deterioration or impairment;

          (c) The prosecution of any material lawsuit, arbitration, injunctive order, attachment, execution, garnishment or other process against CTI or any of the Collateral in connection with any material liability, tax lien, debt, judgment, assessment or obligation of CTI that is not dismissed within thirty
(30) days from the date of such filing;

          (d) Death, dissolution, termination of existence, insolvency or business failure of CTI, or any endorser, guarantor or surety of any of the Obligations, or the commission of an act of bankruptcy by, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against CTI, or any endorser, guarantor or surety for any of the Obligations;

          (e) Default in the performance of any other covenant or agreement of CTI to Looper Reed and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed, whether under this Agreement or otherwise;

          (f) The occurrence of any event which under the terms of any promissory note, indenture, loan agreement, security agreement or similar instrument permits the acceleration of maturity of any indebtedness of CTI to Looper Reed; or the receipt by Looper Reed of notice that another person has or expects to acquire a security interest in the Collateral or any part thereof.

     7.   REMEDIES

     In the event of a Default under this Agreement, or any modification, renewal, extension, or rearrangement thereof, and at any time thereafter, at the option of Looper Reed, any or all of the Obligations shall become immediately due and payable without presentment, demand, notice of intention to accelerate, notice of acceleration, notice of non-payment, protest, notice of dishonor, or any other notice whatsoever to CTI or any person obligated thereon, and Looper Reed shall have and may exercise with reference to the Collateral and Obligations any and all of the rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State of Texas, and as otherwise granted or under any other applicable law or under any other agreement executed by CTI (all of which rights and remedies shall be cumulative), including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code after default, and to apply the proceeds thereof toward payment of any costs and expenses and reasonable attorneys' fees and legal expenses thereby incurred by Looper Reed and toward payment of the Obligations, except as otherwise provided herein, in such order or manner as Looper Reed may elect. To the extent permitted by law, CTI expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of CTI or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Looper Reed existing after default hereunder, and to the extent any such notice is required and cannot be waived, CTI agrees that if such notice is mailed, postage prepaid, to CTI at the address shown hereinbelow at least five (5) days before the time of the sale or disposition or transmitted via confirmed telefax to CTI at least five (5) days before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

     Notwithstanding any provision hereof to the contrary, Looper Reed is hereby authorized by CTI, but not obligated, to sell all or any part of the Collateral at one or more private sales, restricting the prospective bidders or purchasers of the Stock to persons who will represent and agree that they are purchasing the Stock for their own account for investment and not with a view to distribution or resale of any of the Stock or in any manner which will require the Stock or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation.

     CTI hereby agrees to cooperate fully with Looper Reed in order to permit Looper Reed to sell, at foreclosure or other private sale, the Collateral pledged hereunder. Specifically, CTI agrees to fully comply with the securities laws of the United States and of the State of Texas and to take such action as may be necessary to permit Looper Reed to sell or otherwise transfer the securities pledged hereunder in compliance with such laws.

     8.   APPLICATION OF PROCEEDS

     The proceeds of sale of Collateral sold pursuant to the terms hereof, shall be applied by Looper Reed as follows:

     FIRST: To payment of the costs and expenses of such sale, including the out-of-pocket costs and expenses of Looper Reed and the reasonable fees and out-of-pocket costs and expenses of counsel employed in connection therewith, and to the payment of all advances made by Looper Reed for the account of CTI and the payment of all costs and expenses incurred by Looper Reed in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs, and expenses shall not have been reimbursed to Looper Reed;

     SECOND:  To the payment in full of Obligations; and

     THIRD: The balance, if any, of such proceeds shall be paid pro rata to CTI, its successors and assigns, or as a court of competent jurisdiction may direct.

     No one of CTI shall be subrogated to any rights of Looper Reed until the Obligations are paid in full.

     9.   MISCELLANEOUS

     Looper Reed, may at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Looper Reed shall not be obligated to take any steps necessary to preserve any rights in the Collateral against prior parties, which CTI hereby agrees to do.

     CTI hereby authorizes Looper Reed to apply all or any part of the Collateral to the payment of any or all of the indebtedness secured hereby in such manner and such order as Looper Reed in its reasonable discretion may elect.

     No delay or omission on the part of Looper Reed in exercising any rights hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     It is the intention of the parties hereto to comply with applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement, or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by such laws. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement, or in any of the documents evidencing the Obligations or otherwise relating thereto, then in such event (a) neither CTI, any guarantors, nor their respective heirs, executors, administrators, legal representatives, successors or assigns or any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by such laws, (b) any such excess which may have been collected shall be, at the option of Looper Reed, either applied as a credit against the then unpaid principal amount thereof or refunded to the party paying such excess, and (c) the effective rate of interest shall be automatically subject to reduction to the maximum lawful rate allowed to be lawfully contracted for by CTI under applicable usury laws as now or hereafter construed by the courts having jurisdiction.

     All rights of Looper Reed hereunder shall inure to the benefit of its successors and assigns; and all obligations of CTI shall bind its respective heirs, executors, administrators, successors or permitted assigns. The rights and remedies of Looper Reed hereunder are cumulative, and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of Looper Reed.

     In no event shall CTI be deemed to have any right to a release of any of the liens or security interests covering the Collateral until the Obligations have been paid in full.

     This Agreement and the security interests herein granted are in addition to, and not in substitution, novation or discharge of, any and all prior or contemporaneous collateral agreements, security agreements and security interests in favor of Looper Reed or assigned to Looper Reed by others. All rights, powers and remedies of Looper Reed in all such collateral agreements or security agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest agreement shall govern and control.

     Any provision found to be invalid under the laws of the State of Texas, or any other State having jurisdiction or other applicable law, shall be invalid only with respect to the offending provision. All words used herein shall be construed of such gender or number as the circumstances require.
The law of the State of Texas and the United States of America shall apply to this Agreement and its construction and interpretation.

     CTI hereby acknowledges that it has been given a reasonable opportunity to seek to advice of independent counsel to advise CTI on this matter, and that Looper Reed has recommended that CTI seek such advice.

     CTI hereby waives (a) notice of acceptance hereof (which acceptance is conclusively presumed by delivery to Looper Reed); (b) notice of and/or any right to grace, demand, presentment, and protest with respect to the Obligations or to any instrument, agreement or document evidencing or creating same; (c) notice of nonpayment or other default under the Obligations or intention to accelerate or actual acceleration of the Obligations; (d) notice of and/or any right to consent or object to (i) the assignment of any interest in the Obligations, (ii) the creation, advancement, accrual, renewal, increase, extension, or rearrangement of the Obligations, or (iii) the amendment and/or modification of any of the instruments, agreements or documents executed in connection with the Obligations; (e) filing of suit or diligence by Looper Reed in collection or enforcement of the Obligations; (f) any other notice regarding the Obligations; and (g) all rights of redemption in and to the Collateral in the event any of the Collateral is sold at public or private sale after any Default hereunder.

     CTI hereby agrees that Looper Reed may at any time, and from time to time, at Looper Reed's discretion and with or without notice or consideration to or consent from any party: (a) allow substitution or withdrawal of any collateral or other security for the Obligations; (b) sell, exchange, release, subordinate its lien on, surrender, release upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the Obligations or any liabilities incurred directly or indirectly hereunder or any offset against any of said liabilities; (c) release any party liable on the Obligations including CTI or any other guarantor; (d) extend, renew, or rearrange all or any part of the Obligations at any time and from time to time, whether or not for a term or terms in excess of the original term thereof; (e) modify or amend any of the instruments, agreements, or documents executed in connection with the Obligations; or (f) exercise or refrain from exercising any rights against CTI or others, or otherwise act or refrain from acting. Any of such actions may be taken without impairing or diminishing the Obligations of CTI hereunder.

     This Agreement is intended for and shall inure to the benefit of Looper Reed and each and every person who shall from time to time be or become the holder or owner of all or any part of the Obligations, and each and every reference hereto to "Looper Reed" shall include and refer to each and every successor or assignee of Looper Reed at any time holding or owning any part of or interest in any part of the Obligations. This Agreement shall be transferable and negotiable with the same force and effect, and to the same extent, that the Obligations are transferable and negotiable, it being understood and stipulated that upon assignment or transfer by Looper Reed of any of the Obligations, the legal holder or owner of said Obligations (or a part thereof or interest therein thus transferred or assigned) shall (except as otherwise stipulated by Looper Reed in its assignment) have and may exercise all of the rights granted to Looper Reed under this Agreement to the extent of that part of or interest in the Obligations thus assigned or transferred. CTI expressly waives notice of transfer or assignment of the Obligations, or any part thereof, or of the rights of Looper Reed hereunder.

     This Agreement may be executed in one or more counterparts, with each counterpart being deemed an original, and all of which together shall constitute one and the same document.

     THIS AGREEMENT, AND ALL DOCUMENTS AND INSTRUMENTS CONTEMPLATED THEREIN REPRESENT THE FINAL AGREEMENT BETWEEN CTI AND LOOPER REED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     EXECUTED as of the day and year first written above.


                                           COMPUTERIZED THERMAL IMAGING, INC.
Address:

141 North State Street, Suite 161
Lake Oswego, Oregon 97034
                                           By: /s/ Richard V. Secord
                                               -------------------------------
                                               Richard V. Secord,
                                               Chief Operating Officer


                                               LOOPER, REED, MARK & McGRAW
                                               INCORPORATED

Address:

Nine Greenway Plaza, Suite 1717
Houston, Texas  77046                      By: /s/ Donald R. Looper
                                               ----------------------------
                                               Donald R. Looper

                                     EXHIBIT "A"

                               IRREVOCABLE STOCK POWER


KNOW ALL MEN BY THESE PRESENTS,


          THAT COMPUTERIZED THERMAL IMAGING, INC., FOR VALUE RECEIVED has bargained, assigned and transferred and by these presents does bargain, assign and transfer unto ___________________________ ( _________________ )
Shares of the Common Stock, $0.001 par value per share, of THERMAL MEDICAL IMAGING, INC., a Nevada corporation, standing in its name on the books of said Corporation, represented by Certificate Nos._________ herewith AND it does hereby constitute and appoint ____________________________ , as its true and lawful attorney, IRREVOCABLY, for it and in its name and stead, to sell, assign, transfer, hypothecate, pledge and make over all or any part of the said stock and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that its said Attorney or his substitute or substitutes shall lawfully do by virtue hereof.

          IN WITNESS WHEREOF, I have hereunto set my hand effective as of the ________ day of ___________________ , 199__ .

                                   By: /s/ Richard V. Secord
                                      -------------------------------
                                      Richard V. Secord
                                      Chief Operating Officer


                                   SIGNATURE GUARANTEED

                                   Company:
                                            --------------------------

                                   By:
                                      --------------------------------
                                   Name:
                                        ------------------------------
                                   Title:
                                         -----------------------------

                                     EXHIBIT "B"

                                 FINANCING STATEMENTS

                                     EXHIBIT "C"

                       UNANIMOUS CONSENT OF BOARD OF DIRECTORS
                                          OF
                          COMPUTERIZED THERMAL IMAGING, INC.

                                  August     , 1997
                                        -----
     The undersigned, being all the Directors of Computerized Thermal Imaging, Inc. ("Corporation"), do hereby approve and consent to the adoption of the following resolutions which shall have the same force and effect as if adopted by a unanimous vote of the Directors at a formal meeting of the Board of Directors of the Corporation.

     RESOLVED, that the Chief Executive Officer and/or the Chief Operating Officer of the Corporation be, and hereby are, authorized and directed to pursue, negotiate and execute a Pledge Agreement, in substantially the same form attached hereto as EXHIBIT A, with Looper, Reed, Mark & McGraw Incorporated ("Looper Reed") securing all present and future indebtedness related to the performance of legal services by Looper Reed for the Corporation; and

     RESOLVED FURTHER, that the Chief Executive Officer and/or the Chief Operating Officer of the Corporation be and hereby are, authorized, in the name and on behalf of this Corporation, and under its corporate seal or otherwise, to execute and deliver any and all agreements, certificates, instruments and documents and to do and perform, or cause to be done and performed, all such acts and things as may be necessary or appropriate, as they deem advisable, to carry out the intent and accomplish the purposes of the foregoing resolutions and the transaction contemplated thereby.

     IN WITNESS wherefor, the undersigned have executed this ConsEnt of the Board of Directors, either in a single instrument or in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute one in the same instrument, effective as of the date first mentioned above.

     BOARD OF DIRECTORS:


     ----------------------------------
     David B. Johnston


     ----------------------------------
     Richard V. Secord


     ----------------------------------
     Brent M. Pratley